UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2008

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On July 2, 2008, Vista Gold Corp. issued a press release furnished herewith as Exhibit 99.1.

Item 8.01                                             Other Events.

On July 2, 2008, Vista Gold Corp. (“Vista” or the “Company”) issued a press release in which it reported on the status of the Change of Land Use Permit for the Paredones Amarillos Project in Baja California Sur (“BCS”), Mexico (as described in Vista’s press releases dated April 30, May 8, and May 21, 2008) and the expected development timetable for the project.

Vista has taken steps to preserve its right to proceed with a judicial appeal of the opinion issued by the BCS office of Secretariat of Environment and Natural Resources (SEMARNAT) and has also completed a number of prerequisite steps to submitting an application for a new Change of Land Use Permit.  Changes in the law governing the Change of Land Use Permit require Vista to demonstrate that it has the right to use the surface affected by the permit.  Vista has recently received a certificate from the General Direction of Mines of the General Coordinator of Mines in the Ministry of Economy verifying that Vista’s Mexican subsidiary, Minera Paredones Amarillos S.A. de C.V. (“MPA”), is the rightful holder of valid mineral rights for the Paredones Amarillos Project.  Vista has also recently received an official appraisal of the surface land in the project area from the National Institute for the Appraisal and Administration of National Property (INDAABIN) confirming that the surface overlying a significant part of these mineral rights (including the proposed pit and most of the dumps) is federal land.  Under Mexican mining statutes, MPA has the constitutional right to use the surface for mining activities, subject to applicable environmental permits and federal authorizations.  This position has been further confirmed in the foregoing certificate issued by the General Direction of Mines of the General Coordinator of Mines in the Ministry of Economy.  One of the mechanisms for authorizing the use of federal land for mining activities is a Temporary Occupation Permit (lasting the life of the mining activity).  Vista is preparing an application for a Temporary Occupation Permit and plans to submit the application shortly.  Vista has signed an agreement with a private landowner for the purchase of the remaining surface land required by the project.  This land covers the area of the mill site, tailing impoundment and various ancillary facilities.  The documents supporting Vista’s right to use the surface, together with the existing and valid environmental permit and other supporting documents currently being prepared, will form the basis of the new Change of Land Use Permit application. Vista plans to submit this application within the next few weeks. Based on earlier discussions with the Secretary of SEMARNAT (as discussed in Vista’s press release dated May 21, 2008), Vista’s management expects the application to be processed promptly and by law within 60 working days after its filing; the foregoing in accordance with those terms established in the applicable legal provisions.

Vista expects to complete the definitive feasibility study for the Paredones Amarillos Project by mid-August and will commence activities to arrange financing shortly afterwards.  Based on a preliminary schedule and assuming favorable results from the definitive feasibility study, the successful completion of project financing, and the issuance of a new Change of Land Use Permit, construction of the Paredones Amarillos Project is expected to commence before the end of 2008, with first gold production planned to commence before the end of 2009.  A detailed project schedule is currently under preparation and will be made public as part of the feasibility study results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release of Vista Gold Corp. dated July 2, 2008

This filing contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934 and forward-looking information within the meaning of applicable Canadian securities laws.  All statements, other than statements of historical facts, included in this filing that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things the timing and receipt of required land use, environmental and other permits for the Paredones Amarillos Project and timing for starting and completion of drilling and testing programs at the Paredones Amarillos Project; plans to confirm the validity of the Change of Land Use Permit for the Paredones Amarillos Project and timing for confirmation of the status of this permit; timing for completion of application process for new Change of Land Use Permit for the Project and outcome of this application process; timing and outcome for application for Temporary Occupation Permit for mining activities at the Paredones Amarillos Project; plans to purchase remaining surface land required by the Project; progress, scheduling and the performance and results of feasibility studies including the ongoing definitive feasibility study for the Paredones Amarillos Project; potential funding requirements and sources of capital; anticipated timing of commencement of construction and commencement of production at the Paredones Amarillos Project; contemplated development scenarios for the Paredones Amarillos Project; preliminary assessment results and plans for a feasibility study at the Mt. Todd Project; Vista’s future business strategy, competitive strengths, goals, operations, plans, potential project development, future share price and valuation, future gold prices, Vista’s potential status as a producer, and other such matters are forward-looking statements.  When used in this filing, the words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, risks relating to delays and incurrence of additional costs in connection with the feasibility study underway at the Paredones Amarillos Project, including uncertainty relating to timing and receipt for required governmental permits; uncertainty relating to timing and receipt for confirmation of the validity of the Change of Land Use Permit for the Paredones Amarillos Project, uncertainty relating to timing and outcome of application process for new Change of Land Use Permit for the Project; uncertainty relating to timing and outcome for application for Temporary Occupation Permit for mining activities at the Project; uncertainty relating to completion of agreement for purchase of remaining surface land required by the Project; uncertainty of feasibility study results and preliminary assessments and of estimates on which such results are based; risks relating to delays in commencement and completion of construction at the Paredones Amarillos Project and Mt. Todd Project; risks of significant cost increases; risks of shortages of equipment or supplies; risks that Vista’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates;  uncertainty of being able to raise capital on favorable terms or at all; and external risks relating to the economy and credit markets in general; as well as those factors discussed in Vista’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities commissions.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements.  Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Gregory G. Marlier
Gregory G. Marlier
Chief Financial Officer

Date: July 8, 2008